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                               SEMI-ANNUAL REPORT









================================================================================


                               Boyle Marathon Fund

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                                December 31, 2001








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


                               Boyle Marathon Fund
                          850 Powell Street, Suite 104
                             San Francisco, CA 94108
                                 1-415-693-0800

                                                               February 28, 2002

Dear Fellow Shareholders,

Our Semi-Annual Report to Shareholders begins with the good news that the recession is over according to several prominent economists. If they are correct, we will see a return to growth in the economy and a return to higher prices of growth companies.

A resumption of growth should be particularly good news for us because the Boyle Marathon Fund has done very well in growth markets. Data compiled and published by Morningstar shows that, during the last growth market, the Boyle Marathon Fund moved ahead by 71% compared to 44% for the average fund in our category. While past success is not a guarantee of success in the future, we eagerly look forward to a growth market.

We are already seeing solid same-store sales increases from high-quality retailers, especially discount retailers that are offering high quality at low prices (like Wal*Mart and Costco), and apparel retailers that design, make, and sell their own lines (like Chico's and Coach). We are seeing increased business for home mortgage lenders (like Fannie Mae and Washington Mutual) and other financial services companies (like H&R Block and Deluxe).

Health care firms (like Johnson & Johnson and Pfizer) have robust sales and earnings growth by meeting the needs of the aging population. Security firms (like Flir and Symantec) are seeing an increase in demand for their products. As the economy grows, tech firms should also resume growth. We expect the next 3 to 5 years to be a great period for growth investors and, therefore, this may well be one of the great buying opportunities of the next 5 years. By investing regularly, a little bit each month, or each quarter, or every 6 months, you can remove the uncertainty of trying to time the market.

We are also pleased to report that the Fund was 100% tax efficient in 2001. So, the Fund has no taxes to distribute and you will not receive a Form 1099 this year.

In summary, with the economy resuming growth, 2002 will be a good year and 2003 will be even better. Please visit our web site [www.boylefund.com] to read our daily commentary on the stock market and other matters.

                                                   Sincerely yours,

                                                   /s/Michael and Joanne Boyle
                                                   ---------------------------
                                                   Michael and Joanne Boyle

P.S. You have until April 15, 2002 to add to your Individual Retirement Account.


1-888-88-BOYLE (Toll Free)                                     www.boylefund.com

================================================================================
 Boyle Marathon Fund
================================================================================

                                                         Schedule of Investments
                                                   December 31, 2001 (Unaudited)
--------------------------------------------------------------------------------
 Shares/Principal Amount                             Market Value     % Assets
--------------------------------------------------------------------------------

 Technology
           500 AOL-Time Warner, Inc.*                    $ 38,520
         4,000 Applied Microcircuits Corp.                 45,280
         2,000 Ariba, Inc.                                 12,320
         1,000 Broadcom, Inc.                              40,980
         2,000 Brocade Communication Systems, Inc.         66,240
         4,000 Cisco Systems, Inc.*                        72,440
         3,000 EMC Corporation*                            40,320
         1,000 ESS Technology, Inc.                        21,260
           500 Flir Systems, Inc.*                         18,960
           500 Genesis Microchip, Inc.*                    33,060
         3,000 Intel Corp.                                 94,350
         2,000 McAfee.com *                                67,820
         3,147 McData Class A*                             77,102
         1,300 Metro One Telecommunications                74,112
         1,000 Micromuse, Inc*                             15,000
         1,000 Microsoft Corp.                             66,270
         3,000 Network Appliance, Inc.                     65,610
         1,000 Nokia                                       24,530
         5,000 Omnivision Corp.*                           17,960
         1,600 Peoplesoft, Inc.                            64,320
         4,000 RF Micro Devices, Inc.*                     76,920
         4,000 Riverstone Networks, Inc.*                  66,400
         1,000 Texas Instruments, Inc.                     28,000
                                                           ------
                                                      $ 1,127,774       51.94%
 Retail
         4,200 Chico's Fas Corp.*                         142,920
           700 Costco Wholesale Corp.*                     31,066
         1,000 Kohl's, Inc.                                35,220
         1,000 Pep Boys-MM&J                               17,150
         1,400 Ross Stores, Inc.                           44,912
         1,000 Wal-Mart Stores, Inc.                       57,550
                                                           ------
                                                        $ 328,818       15.15%
*Non-Income producing securities.

    The accompanying notes are an integralpart of the financial statements.

================================================================================
 Boyle Marathon Fund
================================================================================

                                                         Schedule of Investments
                                                   December 31, 2001 (Unaudited)
--------------------------------------------------------------------------------
 Shares/Principal Amount                             Market Value     % Assets
--------------------------------------------------------------------------------


 Pharmaceuticals
        2,000  Dynacq International, Inc.*               $ 44,540
         1,200 Johnson & Johnson                           70,920
         1,000 Pfizer, Inc.                                39,850
                                                           ------
                                                        $ 155,310        7.15%
 Financial Services
           500 Delux Corp.                                 20,790
           700 Fannie Mae                                  55,650
         2,000 H&R Block, Inc.                             89,400
           600 Paychex, Inc.                               21,024
         4,000 Schwab (Charles) Corp.                      61,880
         1,000 Sunguard Data Systems, Inc.*                28,930
         2,200 Washington Mutual, Inc.                     71,940
                                                           ------
                                                        $ 349,614       16.10%

 Total Common Stock                                   $ 1,961,516       90.33%

 Cash and Equivalents
       214,518 Fifth Third U.S. Treasury
               Money Market Fund                          214,518         9.88%
                                                         --------
               Interest Rate 1.78% with a maturity
                   date of 1/2/2002

               Total Investments
                   (Cost $2,071,871)                  $ 2,176,034      100.21%

                           Other Assets Less
                               Liabilities                 (4,595)      (0.21)%
                                                           -------
                                     Net Assets       $ 2,171,439       100.00%
                                                     ============


* Non-Income producing securities.

    The accompanying notes are an integral part of the financial statements.

================================================================================
 Boyle Marathon Fund
================================================================================

Statement of Assets and Liabilites
December 31, 2001 (Unaudited)

Assets:
     Investment Securities at Market Value             $ 2,176,034
          (Identified Cost - $2,071,871)
     Cash                                                   10,000
     Receivables:
          Dividends and Interest                               782
     Other Assets                                            2,283
                                                             -----
               Total Assets                            $ 2,189,099
Liabilities
     Payables:
          Management Fees                                    2,861
          Administration Fees                                1,907
          Accrued Expenses                                  12,892
                                                            ------
               Total Liabilities                          $ 17,660
                                                          --------
Net Assets                                             $ 2,171,439
                                                       ===========
Net Assets Consist of:
     Capital Paid In                                     4,459,398
     Accumulated Undistributed Net Investment
          Income                                           (28,528)
     Accumulated Realized Gain (Loss) on
          Investments - Net                             (2,363,594)
     Unrealized Depreciation in Value
          of Investments Based on Identified
          Cost - Net                                       104,163
                                                           -------
Net Assets, for 281,246 Shares Outstanding             $ 2,171,439
                                                       ===========
Net Asset Value and Redemption Price
     Per Share ($2,171,439/281,246 shares)                  $ 7.72


    The accompanying notes are an integral part of the financial statements.

================================================================================
 Boyle Marathon Fund
================================================================================

 Statement of Operations
         For the six months ending December 31, 2001 (Unaudited)

Investment Income:
     Dividends                                             $ 5,368
     Interest                                                2,764
                                                             -----
          Total Investment Income                          $ 8,132
Expenses
     Management Fees (Note 2)                               17,795
     Administration Fee                                     11,865
     Audit                                                   4,730
     Trustee Fees                                            1,267
     Organizational Costs                                    1,003
                                                             -----
          Total Expenses                                  $ 36,660

Net Investment Income                                      (28,528)

Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss) on Investments                  (877,019)
     Unrealized Gain (Loss) from Appreciation
          (Depreciation) on Investments                    434,769
                                                           -------
Net Realized and Unrealized Gain (Loss) on
   Investments                                          $ (442,250)

Net Increase (Decrease) in Net Assets from
   Operations                                             (470,778)



    The accompanying notes are an integral part of the financial statements.

================================================================================
 Boyle Marathon Fund
================================================================================

Statement of Changes in Net Assets (Unuadited)
                                                   7/1/2001        7/1/2000
                                                      to              to
                                                  12/31/2001       6/30/2001
From Operations:
     Net Investment Income (Loss)                 $ (28,528)     $ (109,739)
     Net Realized Gain (Loss) on
         Investments                               (877,019)     (1,338,430)
     Net Unrealized Appreciation
         (Depreciation)                             434,769      (2,568,833)
                                                    -------      -----------
     Increase (Decrease) in Net
         Assets from Operations                  $ (470,778)   $ (4,017,002)
From Distributions to Shareholders
     Net Investment Income                                0               0
     Net Realized Gain (Loss) from
         Security Transactions                            0               0
                                                         --              --
     Net Increase (Decrease) from
         Distributions                                  $ 0             $ 0
From Capital Share Transactions:
     Proceeds From Sale of Shares                    24,116       1,580,764
     Net Asset Value of Shares Issued
         on Reinvestment of Dividends                     0               0
     Cost of Shares Redeemed                       (218,494)       (973,964)
                                                   ---------       ---------
                                                 $ (194,378)      $ 606,800

Net Decrease  in Net Assets                        (665,156)     (3,410,202)
Net Assets at Beginning of Period                 2,836,595       6,246,797
                                                  ----------      ---------
Net Assets at End of Period                     $ 2,171,439     $ 2,836,595
                                                ============    ===========


Share Transactions:
     Issued                                           3,046          76,203
     Reinvested                                           0               0
     Redeemed                                       (26,371)        (49,365)
                                                    --------        --------
Net increase (decrease) in shares                   (23,324)         26,838
Shares outstanding beginning of
     period                                         304,571         277,733
                                                    --------        -------
Shares outstanding end of period                    281,246         304,571
                                                    ========        =======

    The accompanying notes are an integral part of the financial statements.

================================================================================
 Boyle Marathon Fund
================================================================================

Financial Highlights (Unaudited)
Selected data for a share of common stock outstanding through the period:

                          7/1/2001   7/1/2000    7/1/1999   7/1/1999   7/1/1998
                             to         to          to         to         to
                         12/31/2001  6/30/2001  6/30/2000  6/30/2000  6/30/1999
                         ----------  ---------  ---------  ---------  ---------
Net Asset Value -
     Beginning of Period    $9.31     $22.49     $14.61     $14.61      $10.31
Net Investment Income       (0.10)     (0.37)     (0.59)     (0.59)      (0.36)
Net Gains or Losses on
     Securities (realized
     and unrealized)        (1.49)    (12.81)      8.82       8.82        4.66
                            ------    -------      ----       ----        ----
Total from Investment
     Operations            ($1.59)   ($13.18)     $8.23      $8.23       $4.30
                           -------   --------

Distributions (from
     capital gains)          0.00       0.00      (0.35)     (0.35)       0.00
                             ----       ----      ------     ------       ----
     Total Distributions    $0.00      $0.00     ($0.35)    ($0.35)      $0.00
Net Asset Value -
     End of Period          $7.72      $9.31     $22.49     $22.49      $14.61
Total Return               (17.08)%   (58.56)%    56.47%     56.47%      41.71%
Ratios/Supplemental Data
Net Assets - End of Period
     (Thousands)           $2,171     $2,837     $6,247     $6,247      $2,066

Before reimbursements
   Ratio of Expenses to
       Average Net Assets    3.14%*     2.78%      2.78%      2.78%       3.36%
   Ratio of Net Income to
       Average Net Assets   (2.44%)*   (2.25)%    (2.50)%    (2.50)%     (2.97)%

Portfolio Turnover Rate    127.01%    100.86%     74.67%     74.67%      59.04%

* Annualized


    The accompanying notes are an integral part of the financial statements.

 BOYLE MARATHON FUND
                                                  NOTES TO FINANCIAL STATEMENTS
                                                   DECEMBER 31, 2001 (UNAUDITED)




  1.)Significant Accounting Policies
     The Fund is an open-end management investment company, organized as a Trust under the laws of the State of Delaware by a Declaration of Trust in October 1997. The Fund's investment objective is long-term capital appreciation. The Fund intends to invest primarily in securities of companies in the technology, financial services, pharmaceutical, and retail fields. Significant accounting policies of the Fund are presented below:

     Security Valuation:
     The Fund intends to invest in a wide variety of equity and debt securities. The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

     Security Transaction Timing
     Security transactions are recorded on the dates transactions are entered into. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     Income Taxes:
     It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

     Estimates:
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Other:
     Generally accepted  accounting  principles require that permanent financial
     reporting  tax  differences   relating  to  shareholder   distributions  be
     reclassified to paid in capital.


  2.)Investment Advisory Agreement
     The Fund has entered into an investment advisory and administration agreement with Boyle Management and Research, Inc. The Investment Advisor receives from the Fund as compensation for its services an annual fee of 1.5% on the Fund's net assets. Boyle Management and Research, Inc. receives from the fund as compensation for its administrative services an annual fee of 1.0% of the fund's net assets. Boyle Management and Research, Inc. has agreed to be responsible for payment of all operation expenses of the fund except for brokerage and commission expenses, expenses of the trustees who are not officers of the Investment Adviser, annual independent audit expenses and any extraordinary and non-recurring expenses. From time to time, Boyle Management and Research, Inc. may waive some or all of the fees and may reimburse expenses of the Fund. For the six months ended December 31, 2001, the advisor received management fees of $17,795 and administration fees of $11,865. Certain owners of Boyle Marathon and Research, Inc. are also owners and/or trustees of the Boyle Marathon Fund. These individuals may receive benefits from any management and or administration fees paid to the Advisor.


  3.)Capital Stock And Distribution
     At December 31, 2001 an indefinite number of shares of capital stock were authorized, and Capital Paid-In amounted to $4,459,398.

  4.)Purchases and Sales of Securities
     During the six months ended December 31, 2001, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $2,947,528 and $2,712,908 respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0 respectively.

  5.)Security Transactions
     At December 31, 2001, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

         Appreciation          (Depreciation)          Net Appreciation
                                                        (Depreciation)
         ------------          --------------         -------------------
            237,629               (133,466)                104,163



  6.)Organization Costs
     Organization costs are being amortized on a straight line basis over a five year period which will end in February, 2003.

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--------------------------------------------------------------------------------

                                Board of Trustees
                           Michael J. Boyle, Chairman
                                 Joanne E. Boyle
                              James A. Hughes, Jr.
                                Edward J. Loftus

                               Investment Adviser
                       Boyle Management and Research, Inc.
                          850 Powell Street, Suite 104
                             San Francisco, CA 94108

                             Dividend Paying Agent,
                         Shareholders' Servicing Agent,
                                 Transfer Agent
                           Mutual Shareholder Services
                          8869 Brecksville Rd, Suite C
                             Brecksville, Ohio 44141

                                    Custodian
                                Fifth Third Bank
                              Mutual Fund Services
                            38 Fountain Square Plaza
                                    MD 1090E5
                             Cincinnati, Ohio 45263

                              Independent Auditors
                        McCurdy & Associates CPA's, Inc.
                                27955 Clemens Rd
                              Westlake, Ohio 44145




 This report is provided for the general information of the shareholders of the
      Boyle Marathon Fund. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.